------------------------------------------------------------------------------------------------------------------------------------
                                        OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
IN RE:                                                              )                   DEBTOR IN POSSESSION OPERATING REPORT
                                                                    )                   -------------------------------------
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES                      )           REPORT NUMBER   20                Page 1 of 3
                                                                    )                     FOR THE PERIOD FROM: November 1, 2001
                                                                    )                                      TO: November 30, 2001
                                                                    )    -----------------------------------------------------------
--------------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-13471KL                                    )
--------------------------------------------------------------------

                                                                         SEE ATTACHED
1.  Profit and Loss Statement
A.  Related to Business Operations:
          Gross Sales                                                          -------------
          Less Sales Returns and Discounts                                     -------------
             Net Sales                                                                                          -
                                                                                                   --------------
          Less:  Cost of Goods Sold
             Beginning Inventory at Cost                                                   -
                                                                               -------------
             Add:  Purchases                                                   -------------
             Less:  Ending Inventory at Cost                                               -
                                                                               -------------
                 Cost of Goods Sold                                                                             -
                                                                                                   --------------
          Gross Profit                                                                                                            -
                                                                                                                      -------------
          Other Operating Revenue (Specify)                                                                                       -
                                                                                                                      -------------

Less:  Operating Expenses
          Officer Compensation                                                 -------------
          Salaries & Wages - Other Employees                                   -------------
               Total Salaries & Wages                                                                           -
                                                                                                   --------------
               Employee Benefits                                                                                -
                                                                                                   --------------
          Payroll Taxes                                                        -------------
          Real Estate Taxes (Personal Property Tax)                            -------------
          Federal and State Income Taxes                                       -------------
                Total Taxes                                                                                     -
                                                                                                   --------------
          Rent and Lease Exp. (Real and Personal Property)                                 -
                                                                               -------------
          Interest Expense (Mortgage, Loan, etc.)                                          -
                                                                               -------------
          Insurance                                                            -------------
          Automobile Expense                                                   -------------
          Utilities (Gas, Electric, Water, Telephone, etc.)                    -------------
          Depreciation and Amortization                                        -------------
          Repairs and Maintenance                                              -------------
          Advertising                                                                      -
                                                                               -------------
          Supplies, Office Expenses, Photocopies, etc.                         -------------
          Bad Debts                                                                        -
                                                                               -------------
          Miscellaneous Operating Expenses (Specify)                                                             -
                                                                               -----------------------------------
               Total Operating Expenses                                                                                           -
                                                                                                                      -------------

          Net Gain/(Loss) from Business Operations                                                                                -
                                                                                                                      -------------

B.  Not Related to Business Operations
          Income:
               Interest Income                                                                     --------------
               Other Non-Operating Revenues (Specify)                                              --------------
               Gross Proceeds on Sale of Assets                                -------------
               Less:  Original Cost of Assets plus Expenses of Sale            -------------
                    Net Gain/(Loss) on Sale of Assets                                              --------------
               Total Non-Operating Income                                                                             -------------
          Expenses Not Related to Business Operations:
               Legal and Professional Fees                                                         --------------
               Other Non-Operating Expenses (Specify)                                              --------------
                    Total Non-Operating Expenses                                                                                  -
                                                                                                                      -------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                           -
                                                                                                                      =============
------------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                               OPERATING REPORT                                             UST-4
------------------------------------------------------------------------------------------------------------------------------------

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
Statement of Operations for the Period  November 30, 01
--------------------------------------------------------------------------------


($000's)

REVENUES

    Sales                                                                           -
    Rental revenues                                                                 -
                                                                                -----
          Total  revenues                                                           -

    Cost of goods sold                                                              -
    Cost of rental operation                                                        -
                                                                                -----
          Total cost of sales and rental                                            -

          Gross profits                                                             -

    Selling expense                                                                 -
    General & administration                                                       11
                                                                                -----
          Total operating expenses                                                 11

          Operating profit                                                        (11)

    Depreciation & amortization                                                     -
    Coporate Interest allocation                                                    -
    DIP Interest                                                                    -
    Other income & expenses                                                         -
                                                                                -----

    Earnings before reorganization items & income tax provision                   (11)

    Reorganization items:
    Loss from sales of assets/Closing cost of facility                              -
    Professional fees                                                              65
    Provision for rejected executory contracts                                      -
    Interest earned on accumulated cash resulting from chapter 11 Proceeding        -
                                                                                -----
          Total reorganization items                                               65

          Income(loss) before income tax provision                                (76)
    Income tax (benefits)                                                           -
                                                                                -----
          Net income (loss)                                                       (76)
                                                                                =====

--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 20
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                               -------------------------------------------------
                                 Accounts Payable        Accounts Receivable
                               -------------------------------------------------
Current        Under 30 days                        $0               $        0
Overdue        31 - 60 days                         $0               $        0
Overdue        61 - 90 days                         $0               $        0
Overdue        91 - 120 days                        $0               $        0
Overdue        121 + days                           $0               $1,013,328
                               -------------------------------------------------
Total                                               $0               $1,013,328
                               -------------------------------------------------



3. Statement of Status of Payments to Secured Creditors and Lessors:         N/A

-------------------------------------------------------------------------------------------------------------------
                                                                                                Post-Petition
                          Frequency of                                                        Payments Not Made
                          Payments per           Amount of                            -----------------------------
    Creditor/Lessor      Lease/Contract         Each Payment        Next Payment Due       Number           Amount
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------

4. Tax Liability:

               Gross Payroll Expense For Period                            $0
                                                            -------------------
               Gross Sales for Period Subject to Sales Tax                 $0
                                                            -------------------

                                               --------------------------------------------------------------------
                                                                                               Post Petition Taxes
                                                       Date Paid         Amount Paid *             Still Owing
                                               --------------------------------------------------------------------
Federal Payroll and Withholding Taxes                                          $0                     $0
State Payroll and Withholding Taxes                                            $0                     $0
State Sales and Use Tax                                                        $0                     $0
Real Property Taxes                                                            $0                     $0
                                               --------------------------------------------------------------------

               * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage

                                               --------------------------------------------------------------------
                                                  Carrier/          Amount of          Policy        Premium Paid
                                                   Agent             Coverage         Exp. Date        Thru Date
                                               --------------------------------------------------------------------
Worker's Compensation
Liability                                                             SEE
Fire and Extended Coverage                                           *NOTE
Property                                                             BELOW
Theft
Life (Beneficiary:________________)
Vehicle
Other
                                               --------------------------------------------------------------------

               *NOTE: Insurasnce coverage expired 10/1/01. All the Estates' fixed assets and equipment have been sold and all employees have been terminated. The only remaining assets in the estate include cash, receivables and some causes of action for preference recoveries. The need for Property, Casualty, General Liability and Workers' Compensation insurance coverage no longer exists.

--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 20
--------------------------------------------------------------------------------
                                                                     Page 3 of 3

6. Questions:

    A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
         _____ :  Yes   Explain: _____________________________________________
               X : No
    B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
         _____ :  Yes   Explain: _____________________________________________
               X : No


7. Statement of Unpaid Professional Fees (Post-Petition Only):

          ------------------------------------------------------------------------------------------
                                                                Type               Post-Petition
                    Name of Professional                    Professional           Unpaid Total**
          ------------------------------------------------------------------------------------------
          Crossroads, LLC                           Turnaround management                    -      Estimated
          ------------------------------------------------------------------------------------------
          George Nicolais                           Financial advisor                        -      Estimated
          ------------------------------------------------------------------------------------------
          Klee Tuchin Bogdanoff & Stern             Counsel                                  -      Estimated
          ------------------------------------------------------------------------------------------
          Latham Watkins                            Counsel                                  -
          ------------------------------------------------------------------------------------------
          Stutman Treister                          Counsel                                  -      Estimated
          ------------------------------------------------------------------------------------------
          Imperial Capital, LLC                     Financial advisor                        -
          ------------------------------------------------------------------------------------------
          Holland & Knight                          Counsel                                  -      Estimated
          ------------------------------------------------------------------------------------------
          Ernst & Young                             Independent Auditors                     -
          ------------------------------------------------------------------------------------------

          **NOTE: Professional fees are paid by Matthews Studio Equipment Group for all the subsidiaries.


8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

N/A


9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

-----------------------------------------------------------------------------------------------------------------------------------
                                Quarterly
       Quarterly              Disbursements      Quarterly                                                             Quarterly
     Period Ending             for Quarter          Fee         Date Paid          Amount Paid       Check No.     Fee Still Owing
-----------------------------------------------------------------------------------------------------------------------------------
               6/30/2000    $ 7,108,942.00      $24,500.00           7/31/2000      $24,500.00           2408
               9/30/2000    $ 7,208,343.00      $21,500.00          10/24/2000      $21,500.00           1395
              12/31/2000    $ 7,053,994.00      $21,000.00           1/26/2001      $21,000.00           1543
               3/31/2001    $ 5,307,500.00      $18,250.00           4/27/2001      $18,250.00           1643
               6/30/2001    $11,171,217.00      $16,250.00           7/26/2001      $16,250.00           1710
               9/30/2001    $   793,270.00      $ 6,500.00          10/23/2001      $ 6,500.00           1767
-----------------------------------------------------------------------------------------------------------------------------------

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:_________________    Signed: ____________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                                                OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                             PAGE 1
                                                  CENTRAL DISTRICT OF CALIFORNIA

------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------
IN RE:                                                   )                       DEBTOR IN POSSESSION INTERIM STATEMENT
                                                         )
            Matthews Studio Equipment Group              )                                     STATEMENT NO. 20
                                                         )                                FOR THE PERIOD FROM: 11/01/01
                                                  DEBTOR )                                                 TO: 11/30/01
                                                         )
---------------------------------------------------------
---------------------------------------------------------   -----------------------------------------------------------------------
CHAPTER 11 CASE NO.  SV 00 13471 KL                      )        General      Concentration       Payroll    Tax     Pre-Chapter
---------------------------------------------------------         Account         Account          Account   Account     Payroll
                                                            -----------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                                            -----------------------------------------------------------------------

A.   Total Receipts Per All Prior Interim Statements          $72,983,897.27   $44,075,036.25   $294,606.93   $0.00   $5,853,490.72

B.   Less:  Total Disbursements Per All Prior                 $72,983,897.27   $43,456,217.98   $294,606.93   $0.00   $5,847,583.77
              Interim Statements
                                                            -----------------------------------------------------------------------
C.   Beginning Balance                                                 $0.00      $618,818.27         $0.00   $0.00       $5,906.95
                                                            -----------------------------------------------------------------------
D.   Receipts During Current Period

          Per Attached Schedule - (Not Filed with Form 8K)       $702,374.11       $39,688.07         $0.00   $0.00               -

                                                            -----------------------------------------------------------------------
E.   Balance Available                                           $702,374.11      $658,506.34         $0.00   $0.00       $5,906.95

                                                            -----------------------------------------------------------------------
F.   Less:  Disbursements During Period

          Per Attached Schedule - (Not Filed with Form 8K)       $670,407.90      $658,506.34         $0.00   $0.00               -
                                                            -----------------------------------------------------------------------
G.   Ending Balance                                               $31,966.21            $0.00         $0.00   $0.00       $5,906.95
                                                            ------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                             PAGE 1
                                                  CENTRAL DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
IN RE:                                                   )                          DEBTOR IN POSSESSION INTERIM STATEMENT
                                                         )
            Matthews Studio Equipment Group              )                                   STATEMENT NO. 20
                                                         )                               FOR THE PERIOD FROM: 11/01/01
                                                  DEBTOR )                                                TO: 11/30/01
                                                         )
---------------------------------------------------------
---------------------------------------------------------  -------------------------------------------------------------------------
CHAPTER 11 CASE NO.  SV 00 13471 KL                      )    Investment     Professional       CD            CD            CD
---------------------------------------------------------       Account        Account       Account       Account        Account
                                                           -------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                                           -------------------------------------------------------------------------
A.   Total Receipts Per All Prior Interim Statements          $4,671,492.25  $3,556,421.24  $730,957.03  $15,000,320.35  $91,367.12

B.   Less:  Total Disbursements Per All Prior                 $4,563,170.87  $3,556,421.24  $363,957.03  $14,400,320.35     $0.00
              Interim Statements
                                                           -------------------------------------------------------------------------

C.   Beginning Balance                                          $108,321.38          $0.00   $367,000.00    $600,000.00  $91,367.12
                                                           -------------------------------------------------------------------------
D.   Receipts During Current Period

          Per Attached Schedule - (Not Filed with Form 8K)           146.64              -        587.67       2,567.12           -

                                                           -------------------------------------------------------------------------
E.   Balance Available                                          $108,468.02          $0.00   $367,587.67    $602,567.12  $91,367.12

                                                           -------------------------------------------------------------------------
F.   Less:  Disbursements During Period

          Per Attached Schedule - (Not Filed with Form 8K)                -              -             -      41,262.88           -

                                                           -------------------------------------------------------------------------
G.   Ending Balance                                            $108,468.02          $0.00   $367,587.67    $561,304.24  $91,367.12

                                                           -------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                             PAGE 1
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------
IN RE:                                                   )                       DEBTOR IN POSSESSION INTERIM STATEMENT
                                                         )
            Matthews Studio Equipment Group              )                               STATEMENT NO. 20
                                                         )                         FOR THE PERIOD FROM: 11/01/01
                                                  DEBTOR )                                          TO: 11/30/01
                                                         )
---------------------------------------------------------
CHAPTER 11 CASE NO.  SV 00 13471 KL                      )                                 Investment
---------------------------------------------------------
                                                                                             Account
                                                                                         ----------------
CASH ACTIVITY ANALYSIS
                                                                                         ----------------
A.   Total Receipts Per All Prior Interim Statements                                       $145,940.19

B.   Less:  Total Disbursements Per All Prior                                               $75,117.53
              Interim Statements
                                                                                         ----------------

C.   Beginning Balance                                                                     $70,822.66

                                                                                         ----------------
D.   Receipts During Current Period

          Per Attached Schedule - (Not Filed with Form 8K)                                      95.88

                                                                                         ----------------
E.   Balance Available                                                                     $70,918.54

                                                                                         ----------------
F.   Less:  Disbursements During Period

          Per Attached Schedule - (Not Filed with Form 8K)                                  37,083.18

                                                                                         ----------------
G.   Ending Balance                                                                        $33,835.36

H.  ACCOUNT INFORMATION

  (1).     General Account
              (a)    City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca
              (b)    411952738
  (2).     Concentration Account
              (a)    City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca
              (b)    411952886
  (3).     Payroll Account
              (a)    City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca
              (b)    411952800
  (4).     Tax Account
              (a)    City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca
              (b)    411952851
  (5).     Pre-Chapter Payroll Account
              (a)    Western Security Bank 4100 W. Alameda Ave.,Burbank, Ca.
              (b)    001064088
  (6).     Investment Account
              (a)    City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca
              (b)     BHS-072281
  (7).    Professional Account
              (a)    City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca
              (b)    411953459
  (8).    Pre-August 1st Certificate of of Deposit
              (a)    City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca
              (b)    411958817
  (9).    Priority Claim Certificate of Deposit
              (a)    City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca
              (b)    411958647
  (10).    Duke City Preference Reoveries Certificate of Deposit
              (a)    City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca
              (b)    411958630
  (11).    Claim Objection Certificate of Deposit
              (a)   City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
              (b)   BHS-158925

I.   Other Monies On Hand:  None

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:                             Signed:
-------------------------------    ---------------------------------------------

--------------------------------------------------------------------------------